SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 _______________



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                       October 29, 2003 (October 18, 2003)


                                   Gexa Corp.
               (Exact Name of Registrant as Specified in Charter)


          Texas                         0-16179             76-0670175
 ----------------------------        -------------      -------------------
 (State or Other Jurisdiction         (Commission          (IRS Employer
      of Incorporation)               File Number)       Identification No.)


                                24 Greenway Plaza
                                   Suite 1826
                              Houston, Texas 77046
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 961-9399
              (Registrant's telephone number, including area code)



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

Item 5.       Other Events and Required FD Disclosure.

Appointment of James A. Burke as President and Chief Operating Officer

     On October 28, 2003, Gexa Corp. ("Gexa") issued a press release announcing the appointment of James A. Burke, CPA, CFA, age 35, as President and Chief Operating Officer of Gexa. Prior to joining Gexa, Mr. Burke was employed by Reliant Resources Incorporated in various capacities, including Senior Vice President, Retail Services Operations from August 2003 to October 2003, Senior Vice President, Consumer Operations, from April 2002 to July 2003, and Vice President, Residential Services, from March 2000 to March 2002. Prior to his employment with Reliant, Mr. Burke was employed by Minute Maid International from January 1998 to February 2000 in various capacities, including General Manager, Andean Region, Director, International Business Operations, and Director, International Business Development. The press release is attached as
Exhibit 99.1 hereto and is incorporated by reference.

     In addition, we have entered into an Employment Agreement with Mr. Burke providing for an initial annual salary of $200,000, an option to purchase 350,000 shares of Gexa's common stock and a signing bonus of 25,000 shares of Gexa common stock. The agreement provides for an initial term of 36 months, automatic one-year renewals thereafter unless either party gives written notice to the other at least 180 days prior to the anniversary date of the agreement, and for severance in the event the agreement is terminated without "cause" or for "good reason," as those terms are defined in the employment agreement. The agreement also contains confidential information and non-solicitation provisions.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (a)  Financial Statements of Business Acquired.

                  None

             (b)  Pro Forma Financial Information.

                  None

             (c)  Exhibits.

                   10.1 Employment Agreement dated October 18, 2003, between James A. Burke and Gexa Corp.

                   99.1     Press Release dated October 28, 2003

                            [SIGNATURE PAGE FOLLOWS]


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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GEXA Corp.

Date: October 28, 2003                         By:   /s/
                                                     --------------------------
                                                     Neil M. Leibman
                                                     Chief Executive Officer
www.gexaenergy.com                                                 SYMBOL: GEXC

                             ARTICLE I. PRESS RELEASE

    1.1   For Immediate Release:

Houston, Texas - October 29, 2003

Gexa Energy Corp. (OTCBB: GEXC), a Texas Retail Electricity Provider announced today that James A. Burke, formerly Senior Vice President of Reliant Resources, Inc., has been named as President and Chief Operating Officer of the Company. Mr. Burke has been with Reliant Resources Incorporated for 3 years with his most recent position being Senior Vice President Retail Services Operations. Mr. Burke has an MBA degree in both Finance and General Management from Tulane University.

Neil M. Leibman, Chairman and CEO, said "We are very excited to have Jim Burke join our team. His experience in operations should be vital to Gexa as its customer base continues to grow and we look at new growth opportunities."

About Gexa Energy:
Gexa Energy is a Texas based retail electric provider, which entered the market as deregulation began on January 1, 2002. The Company offers residential and all size commercial customers in the Texas restructured retail energy market competitive prices, pricing choices, and improved customer friendly service.

Forward-Looking Statements:
Certain statements in this news release may contain forward-looking information within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. All statements, other than statements of fact, included in this release, including, without limitation, statements regarding potential future plans and objectives of the company, are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements.

For More Information Contact:
Neil Leibman, CEO
(713) 961-9399
investors@gexaenergy.com

                              EMPLOYMENT AGREEMENT

     This Employment Agreement (this "Agreement") entered into effective as of October 18, 2003, by and between James Burke (the "Executive"), and Gexa Corp., a Texas corporation having its principal place of business at 24 Greenway Plaza, Suite 1826, Houston, Texas 77046 (the "Company");

                              W I T N E S S E T H:

     WHEREAS, the Company wishes to employ the Executive as President and Chief Operating Officer and to perform services incident to such position for the Company, and the Executive wishes to be so employed by the Company, all upon the terms and conditions hereinafter set forth:

     NOW THEREFORE, in consideration of the premises and mutual covenants and obligations herein set forth and for other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, accepted and agreed to, the parties hereto, intending to be legally bound, hereby agree as follows:

     ARTICLE II. EMPLOYMENT AND TERM. The Company hereby employs the Executive to serve as President and the Chief Operating Officer of the Company. The term of this Agreement (the "Term of this Agreement") shall be effective as of the date first above written and shall terminate thirty-six (36) months from the date hereof (the "Termination Date"), unless earlier terminated by either party hereto in accordance with the provisions of Section 5 hereof; provided, however, that beginning on the third anniversary date of the date hereof and on each anniversary date of the date hereof thereafter, the Term of this Agreement shall be automatically extended one additional year unless either party gives written notice to the other at least 180 days prior to such anniversary of the date hereof that the Term of this Agreement shall cease to be so extended. In the event the Company desires to renew the contract with Employee, the parties agree to renegotiate the terms with at least 150 days remaining prior to the termination of this Agreement. During the Term of this Agreement, the terms of employment shall be as set forth herein unless modified by the Executive and the Company in accordance with the provisions of Section 11 hereof. The Executive hereby agrees to accept such employment and to perform the services specified herein, all upon the terms and conditions hereinafter set forth.

     ARTICLE III . POSITION AND RESPONSIBILITIES. The Executive shall serve as President and Chief Operating Officer of the Company, and shall report to, and be subject to the general direction of the Chairman of the Board and Chief Executive Officer and the Board of Directors of the Company. During the Term of this Agreement, the Executive will also be nominated to be a member of the Board of Directors of the Company with respect to each meeting, or consent in lieu of meeting, of stockholders of the Company at which directors are to be elected. The Executive shall have other obligations, duties, authority and power to do all acts and things as are customarily done by a person holding the same or equivalent position or performing duties similar to those to be performed by executives in corporations of similar size to the Company and shall perform such managerial duties and responsibilities for the Company which are not inconsistent with his position as may reasonably be assigned to him by the Chairman of the Board and Chief Executive Officer and the Board of Directors of the Company (or a committee thereof). Unless otherwise agreed to by the Executive, the Executive shall be based at the Company's principal executive offices located in the greater Houston, Texas metropolitan area.

     ARTICLE IV. EXTENT OF SERVICE. The Executive shall devote his full business time and attention to the business of the Company. During the Term of this Agreement, Executive shall devote his best efforts and skills to the business and interests of Company, do his utmost to further enhance and develop Company's best interests and welfare, and endeavor to improve his ability and knowledge of Company's business, in an effort to increase the value of his services for the mutual benefit of the parties hereto. During the Term of this Agreement, it shall not be a violation of this Agreement for Executive to (i) serve on any corporate board or committee thereof with the approval of the Board (except for boards or committees of a competing business unless approved by the Board), (ii) serve on any civic or charitable boards or committees, (iii) deliver lectures, fulfill teaching or speaking engagements, (iv) testify as a witness in litigation involving a former employer or (v) manage personal investments; provided, however, any such activities must not consume in the aggregate more than 20 hours during any month, nor materially interfere with performance of Executive's responsibilities under this Agreement.

     ARTICLE V. COMPENSATION.

     5.1 In consideration of the services to be rendered by the Executive to the Company, the Company will pay the Executive a salary ("Salary") of $200,000 per year during the Term of this Agreement. Such Salary will be payable in conformity with the Company's prevailing practice for executives' compensation as such practice shall be established or modified from time to time. Salary payments shall be subject to all applicable federal and state withholding, payroll and other taxes. On each anniversary of this Agreement, the Salary shall be increased by the Compensation Committee of the Company's Board of Directors (the "Compensation Committee") by an amount up to 5% of the then Current Salary. From time to time during the Term of this Agreement, the amount of the Executive's Salary may be further increased by, and at the sole discretion of, the Compensation Committee, which shall review the Executive's Salary no less regularly than annually.

     5.2 The Company hereby grants the Executive an option to purchase 350,000 shares of common stock of the Company at an exercise price per share of $2.25 ("Option"). Such Option shall vest 33.4% on the date of grant and 33.3% on each of the first and second anniversary date of grant. The term of the Option shall be five years from the date of grant subject to the provisions of paragraph 5(f)(i) hereof. Grants of additional options will be considered by the Compensation Committee on an annual basis based on a review of the Executive's performance beginning in 2004.

     5.3 The Company hereby issues to the Executive, as a signing bonus, 25,000 shares of the Company's common stock (the "Shares"). The Shares are "restricted" securities under the provisions of Rule 144 promulgated under the Securities Act of 1933, as amended (the "1933 Act"), and may only be sold in compliance with Rule 144 (which provides, among other things, that the Shares must be held for one year) or another available exception from registration under the 1933 Act.

     5.4 The Executive will be considered for an annual cash and/or stock bonus based on an evaluation of his performance by the Compensation Committee; provided that no bonus will be paid for performance in 2003 and the Executive will be entitled to be considered for a bonus beginning in 2004. Any such bonus will be at the sole discretion of the Compensation Committee; provided that for purposes of determining his bonus for 2004, the Executive will receive the bonus for 2004 performance pursuant to the 2004 bonus policy attached hereto as Exhibit A.

     5.5 During the term of this Agreement, the Company shall pay or reimburse the Executive for all reasonable out-of-pocket expenses for travel, meals, hotel accommodations, entertainment and the like incurred by him in connection with the business of the Company upon submission by him and approval of an appropriate statement documenting such expenses as required by the Company's policy and the Internal Revenue Code of 1986, as amended (the "Code").

     5.6 The Executive shall be entitled to two (2) weeks of paid vacation during each calendar year during the term of this Agreement; provided, that during the remainder of 2003, the Executive will be entitled to one (1) week of paid vacation. Vacation shall accrue on the first day of each calendar year. The Company shall not pay the Executive for any accrued but unused portion of vacation and any such unused portion of vacation shall not be carried forward to the next year.

     5.7 During the term of this Agreement, the Executive shall be entitled to participate in and to receive all rights and benefits under any life, disability, medical and dental, health and accident and profit sharing or deferred compensation plans and such other plan or plans as may be implemented by the Company during the term of this Agreement. The Executive shall also be entitled to participate in and to receive all rights and benefits under any plan or program adopted by the Company for any other or group of other executive employees of the Company, including without limitation, the rights and benefits under the directors' and officers' liability insurance in place from time to time under the Company's insurance program for the directors and officers of the Company.

     5.8 During the term of this agreement, one parking space shall be provided at no cost to the Executive by the Company.

     ARTICLE VI. TERMINATION.

     6.1 Termination by Company; Discharge for Cause. The Company shall be entitled to terminate this Agreement and the Executive's employment with the Company at any time and for whatever reason; or at any time for "Cause" (as defined below) by written notice to the Executive. Termination of the Executive's employment by the Company shall constitute a termination for "Cause" if such termination is for one or more of the following reasons: (i) the willful failure or refusal of the Executive to render services to the Company in accordance with his obligations under this Agreement, including, without limitation, the willful failure or refusal of the Executive to comply with the material work rules, policies, procedures, and directives as established by the Chairman of the Board and Chief Executive Officer or the Board of Directors and consistent with this Agreement; such failure or refusal to be uncured and continuing for a period of not less than fifteen (15) days after notice outlining the situation is given by the Company to the Executive; (ii) the commission by the Executive of an act of fraud or embezzlement; (iii) the commission by the Executive of any other action with the intent to materially injure the Company or any act that could have been reasonably foreseen to materially injure the Company that in fact materially injures the Company; (iv) the Executive having been indicted for a felony or a crime involving moral turpitude; (v) the Executive having misappropriated the material property of the Company; (vi) the Executive having engaged in personal misconduct which materially injures the Company; or (vii) the Executive having willfully violated any law or regulation relating to the business of the Company which results in material injury to the Company. In the event of the Executive's termination by the Company for Cause hereunder, the Executive shall be entitled to no severance or other termination benefits except for any unpaid Salary accrued through the date of termination. A termination of this Agreement by the Company without Cause pursuant to this Section 5(a) (which shall not include the decision by the Company to not renew the Term of this Agreement for any additional one year periods as provided in Section 1 above) shall entitle the Executive to the Severance Payment (defined below) and other benefits specified in Section 5(f).

     6.2 Death. If the Executive dies during the term of this Agreement and while in the employ of the Company, this Agreement shall automatically terminate and the Company shall have no further obligation to the Executive or his estate except that the Company shall pay to the Executive's estate that portion of his Salary and benefits accrued through the date of death, and one-half of any unvested options or stock issued pursuant to this Agreement shall vest. All such payments to the Executive's estate shall be made in the same manner and at the same time as the Executive's Salary. The Company shall purchase a Term Life Policy of $500,000 for the benefit of the family of Employee in the event of Death during the term of this Agreement.

     6.3 Disability. If during the term of this Agreement, the Executive shall be prevented from performing his duties hereunder for a period of 90 days by reason of disability, then the Company, on 30 days' prior notice to the Executive, may terminate this Agreement and one-half of any unvested options or stock issued pursuant to this Agreement shall vest. For purposes of this Agreement, the Executive shall be deemed to have become disabled when the Board of Directors of the Company, upon verification by a physician designated by the Company, shall have determined that the Executive has become physically or mentally unable (excluding infrequent and temporary absences due to ordinary illness) to perform the essential functions of his duties under this Agreement with reasonable accommodation. In the event of a termination pursuant to this paragraph (c), the Company shall be relieved of all its obligations under this Agreement, except that the Company shall pay to the Executive or his estate in the event of his subsequent death, that portion of the Executive's Salary and benefits accrued through the date of such termination. All such payments to the Executive or his estate shall be made in the same manner and at the same time as his Salary would have been paid to him had he not become disabled.

     6.4 Termination for Good Reason. The Executive shall be entitled to terminate this Agreement and his employment with the Company at any time upon thirty (30) days written notice to the Company for "Good Reason" (as defined below). The Executive's termination of employment shall be for "Good Reason" if such termination is a result of any of the following events:

     (a) without Executive consent, the Executive is assigned any responsibilities or duties materially inconsistent with his position, duties, responsibilities and status with the Company as in effect at the date of this Agreement or as may be assigned to the Executive pursuant to Section 2 hereof; or his title or offices as in effect at the date of this Agreement or as the Executive may be appointed or elected to in accordance with Section 2 are changed; or the Executive is required to report to or be directed by any person other than the Chairman and Chief Executive Officer and the Board of Directors of the Company;

     (b) without Executive's consent, there is a reduction in the Salary (as such Salary shall have been increased from time to time) payable to the Executive pursuant to Section 4(a) hereof unless such reduction is similarly applicable to at least two other officers of the Company;

     (c) failure by the Company or any successor to the Company or its assets to continue to provide to the Executive any material benefit, bonus, profit sharing, incentive, remuneration or compensation plan, stock ownership or purchase plan, stock option plan, life insurance, disability plan, pension plan or retirement plan on a basis consistent with practices in effect from time to time for executive employees of the Company generally, but excluding such action that is required by law;

     (d) without Executive's consent, the Company requires the executive to relocate to any city or community other than one within a fifty (50) mile radius of the greater Houston, Texas metropolitan area, except for required travel on the Company's business to an extent substantially consistent with the Executive's business obligations under this Agreement; or

     (e) there is any material breach by the Company of any provision of this Agreement.

     (f) Upon the Executive's termination of this Agreement for Good Reason, the Executive shall be entitled to the Severance Payment and other benefits specified in Section 5(f) hereof.

     6.5 Voluntary Termination. Notwithstanding anything to the contrary herein, the Executive shall be entitled to voluntarily terminate this Agreement and his employment with the Company at his pleasure upon ninety (90) days written notice to such effect. In such event, the Executive shall not be entitled to any further compensation other than any unpaid Salary and benefits accrued through the date of termination. At the Company's option, the Company may pay to the Executive the salary and benefits that the Executive would have received during such ninety (90) day period in lieu of requiring the Executive to remain in the employment of the Company for such ninety (90) day period.

     6.6 Termination Benefits Upon Involuntary Termination or Termination for Good Reason. In the event that the Company terminates this Agreement and the Executive's employment with the Company for any reason other than for Cause (as defined in Section 5(a) hereof) or the death or disability (as defined in
Section 5(c) hereof) of the Executive, then the Company shall pay the Executive, within sixty (60) days after the date of termination, an amount equal to (x) two
(2) times the Executive's highest annual Salary in existence at any time during the last two (2) years of employment immediately preceding the date of termination; provided that if the date of termination occurs after the first anniversary of this Agreement, only one and one-half (1.5) times said highest annual Salary will be payable, and (y) a prorata portion (based on the portion of the calendar year that the Executive served hereunder prior to such termination) of the annual bonus which would have been paid to the Executive for the full year during which such termination occurred, minus applicable withholding and authorized salary reductions. In the event the Executive terminates this Agreement and his employment with the Company for Good Reason (as set forth in Section 5(d) hereof), then the Company shall pay the Executive, within sixty (60) days after the date of termination, an amount equal to (x) 75% of the Executive's highest annual salary in existence at any time during the last two (2) years of employment immediately preceding the date of termination, and (y) a pro rata portion (based on the portion of the calendar year that the Executive served hereunder prior to such termination) of the annual bonus which would have been paid to the Executive for the full year during which such termination occurred minus applicable withholding and authorized salary reduction. The payments due to Executive under this Section 5(f) are sometimes referred to herein as the "Severance Payment". In addition, following any such termination without Cause or for Good Reason, the Executive shall be entitled to the following benefits (collectively, the "Additional Benefits");

     (a) immediate vesting of any of the Executive's outstanding stock or options to purchase securities of the Company which were not vested by their own terms on the date of termination and the extension of the Executive's right to exercise all the Executive's options or stock to purchase securities of the Company for the remaining term of the applicable option or stock;

     (b) continued coverage, at the Company's cost, under the Company's group health plan for the applicable coverage period under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA") but only if Executive elects such COBRA continuation in accordance with the time limits and in the applicable COBRA regulations; and

     (c) an amount, in cash, equal to any unreimbursed expenses incurred by the Executive in the performance of his duties hereunder and in compliance with Company policy through the date of termination; and

     (d) the Company shall cause Executive to be covered by any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as an officer or director of Company or service in other capacities at the request of the company. The coverage provided to Executive pursuant to this paragraph shall be of a scope and on terms and conditions at least as favorable as the most favorable coverage provided to any other officer or director of Company (or any successor). In addition, the Company agrees that any Indemnification Agreement entered into by and between the Company and the Executive, as well as all other rights to which Executive is entitled with regard to indemnification and advancement of expenses, whether by virtue of the Company's certificate of incorporation, bylaws or otherwise, will remain in full force and effect, in accordance with its terms.

     The parties agree that, because there can be no exact measure of the damages which would occur to the Executive as a result of termination of employment, such payments contemplated in this Section 5(f) shall be deemed to constitute liquidated damages and not a penalty and the Company agrees that the Executive shall not be required to mitigate his damages. The termination compensation in this Section 5(f) shall be paid only if the Executive executes a termination agreement releasing all legally waivable claims against the Company arising from the Executive's employment.

     6.7  Survival. Notwithstanding the termination of this Agreement under this
Section 5, the provisions of Sections 7 and 8 of this Agreement, and all other provisions hereof which by their terms are to be performed following the termination hereof shall survive such termination and be continuing obligations.

     ARTICLE VII. CONSENT AND WAIVER BY THIRD PARTIES. The Executive hereby represents and warrants that he has obtained all necessary waivers and/or consents from third parties as to enable him to accept employment with the Company on the terms and conditions set forth herein and to execute and perform this Agreement without being in conflict with any other agreement, obligations or understanding with any such third party.

     ARTICLE VIII. CONFIDENTIAL INFORMATION. The Executive acknowledges that in the course of his employment with the Company, he has received and will receive access to confidential information of a special and unique value concerning the Company and its business, including, without limitation, trade secrets, know-how, lists of customers, employee records, books and records relating to operations, costs or providing service and equipment, operating and maintenance costs, pricing criteria and other confidential information and knowledge concerning the business of the Company and its affiliates (hereinafter collectively referred to as "information") which the Company desires to protect. The Executive acknowledges that such information is confidential and the protection of such confidential information against unauthorized use or disclosure is of critical importance to the Company. The Executive agrees that he will not reveal such information to any one outside the Company. The Executive further agrees that during the term of this Agreement and thereafter he will not use or disclose such information. Upon termination of his employment hereunder, the Executive shall surrender to the Company all papers, documents, writings and other property produced by him or coming into his possession by or through his employment hereunder and relating to the information referred to in this Section 7, and the Executive agrees that all such materials will at all times remain the property of the Company. The obligation of confidentiality, non-use and non- disclosure of know-how set forth in this Section 7 shall not extend to know-how (i) which was in the public domain prior to disclosure by the disclosing party, (ii) which comes into the public domain other than through a breach of this Agreement, (iii) which is disclosed to the Executive after the termination of this Agreement by a third party having legitimate possession thereof and the unrestricted right to make such disclosure, or (iv) which is necessarily disclosed in the course of the Executive's performance of his duties to the Company as contemplated in this Agreement. The agreements in this Section 7 shall survive the termination of this Agreement.

     ARTICLE IX. NO SOLICITATION. To support the agreements contained in
Section 7 hereof, from the date hereof and for a period twelve (12) months after the Executive's employment with the Company is terminated for any reason, the Executive shall not, either directly or indirectly, through any person, firm, association or corporation with which the Executive is now or may hereafter become associated, (i) solicit any then current employee of the Company or its affiliates (except through ads or notices offering employment that are published or otherwise made publicly available), or (ii) use in any competition, solicitation or marketing effort any information as to which the Executive has a duty of confidential treatment under paragraph 7 above.

     ARTICLE X. NOTICES. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed to have been delivered on the date personally delivered or on the date mailed, postage prepaid, by certified mail, return receipt requested, or faxed and confirmed if addressed to the respective parties as follows:

                  If to the Executive:      James A. Burke
                                            24 Greenway Plaza, Suite 1826
                                            Houston, Texas 77046

                  If to the Company:        Gexa Corp.
                                            24 Greenway Plaza, Suite 1826
                                            Houston, Texas 77046
                                            Attn: Chairman and Chief Executive
                                            Officer

Either party hereto may designate a different address by providing written notice of such new address to the other party hereto.

     ARTICLE XI. SPECIFIC PERFORMANCE. The Executive acknowledges that a remedy at law for any breach or attempted breach of Section 7 or 8 of this Agreement will be inadequate, agrees that the Company shall be entitled to specific performance and injunctive and other equitable relief in case of any such a breach or attempted breach, and further agrees to waive any requirement of the securing or posting of any bond in connection with the obtaining of any such injunctive or any other equitable relief.

     ARTICLE XII. WAIVERS AND MODIFICATIONS. This Agreement may be modified, and the rights and remedies of any provision hereof may be waived, only in accordance with this Section 11. Any modifications must be in writing and signed by both parties. No modifications or waiver by the Company shall be effective without the consent of at least a majority of the Compensation Committee of the Board of Directors then in office at the time of such modification or waiver. No waiver by either party of any breach by the other or any provision hereof shall be deemed to be a waiver of any later or other breach thereof or as a waiver of any other provision of this Agreement. This Agreement sets forth all the terms of the understandings between the parties with reference to the subject matter set forth herein and may not be waived, changed, discharged or terminated orally or by any course of dealing between the parties, but only by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

     ARTICLE XIII. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas.

     ARTICLE XIV. SEVERABILITY. In case of one or more of the provisions contained in this Agreement for any reason shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never contained herein.

     ARTICLE XV. ARBITRATION. In the event that a dispute or controversy should arise between the Executive and the Company as to the meaning or application of any provision, term or condition of this Agreement, such dispute or controversy shall be settled by binding arbitration in Houston, Texas and for said purpose each of the parties hereto hereby expressly consents to such arbitration in such place. Such arbitration shall be conducted in accordance with the existing rules and regulations of the American Arbitration Association governing commercial transactions. The expense of the arbitrator shall be borne by the Company.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date and year first above written.

                                        COMPANY:

                                        GEXA CORP.


                                        By:      /s/
                                           -------------------------------------
                                           Neil M. Leibman, Chairman and
                                           Chief Executive Officer



                                        EXECUTIVE:


                                           /s/
                                           -------------------------------------
                                           James Burke





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                                    EXHIBIT A
                                2004 BONUS POLICY



     For 2004, the Executive's target bonus will be 50% of his Salary for 2004. The bonus will be based upon the Company achieving 100% of its 2004 revenue goal of $275 million and its 2004 EBIT goal of $16 million. The bonus will be scaled up or down by the Compensation Committee in its sole discretion based on the actual performance of the Company as compared to the 2004 revenue and EBIT targets. Such bonus will be payable at the same time as bonuses for 2004 are paid to the Company's senior executives.